THE EBI FUNDS, INC.
                                 ___________________

                  SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                  DATED MAY 1, 1995
                              Effective January 15, 1996


          The Statement of Additional Information of The EBI Funds, Inc. (the "Fund") is hereby amended, effective January 15, 1996, to reflect that the name of the Fund has been changed to

                             INVESCO Advisor Funds, Inc.


          All references in the Statement of Additional Information to The EBI Funds, Inc. are changed to reflect the Fund's new name.


          The Statement of Additional Information is hereby further amended to reflect that the Relative Return Bond Portfolio has been completely liquidated and terminated in a reorganization in December, 1995. Accordingly, all references to the Relative Return Bond Portfolio are deleted.